SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2001



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                       333-48221               47-0549819
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of Principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)

    ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective May 11, 2001, Nebraska Book Company, Inc. (the "Company") entered into an Agreement of Sale (the "Agreement") with the University Co-operative Society (the "Co-op") at the University of Texas in Austin. Pursuant to the Agreement, the Company sold inventory and certain property, plant and equipment located at two of its college bookstore locations serving the University of Texas to the Co-op for $1.2 million. The Company also assigned an associated real estate operating lease to the Co-op. Of the total sales price, $0.9 million was received at closing with the remaining $0.3 million due and receivable on or before May 1, 2002. The sales price was determined in an arm's length negotiated transaction.



    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (b)    Pro Forma Financial Information (Pages 3-8)

               Unaudited Pro Forma Balance Sheet as of December 31, 2000
               Notes to Unaudited Pro Forma Balance Sheet
               Unaudited Pro Forma Statements of Operations for the nine months ended December 31, 2000 and year ended March 31, 2000
               Notes to Unaudited Pro Forma Statements of Operations

        (c)    Exhibits

               2.1  Agreement  of Sale,  as  amended,  dated as of  May 11, 2001
                    between    Nebraska  Book  Company,  Inc.   and   University
                    Co-operative Society

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


        The unaudited pro forma balance sheet and statements of operations of the Company have been prepared to give effect to the sale of certain assets associated with the Company's two college bookstore locations serving the University of Texas in Austin. Of the total sales price of $1.2 million, $0.9 million was received at closing with the remaining $0.3 million due and receivable on or before May 1, 2002.

        The unaudited pro forma balance sheet and statements of operations have been derived from, and should be read in conjunction with, the historical financial statements and related notes of the Company. The unaudited pro forma balance sheet assumes that this sale of a business occurred as of December 31, 2000. The unaudited pro forma statements of operations assume that this sale of a business occurred at the beginning of the fiscal year presented.

        The unaudited pro forma statements of operations are not necessarily indicative of what the actual results of operations would have been had this sale of a business occurred at the beginning of the fiscal year presented, nor do they purport to indicate the results of future operations.


NEBRASKA BOOK COMPANY, INC.

UNAUDITED PRO FORMA BALANCE SHEET
DECEMBER 31, 2000
--------------------------------------------------------------------------------------------

                                                     Nebraska      College
                                                       Book       Bookstores     Pro
                                                   Company, Inc.   Sold (A)      Forma
                                                   -------------  ---------- ---------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                        $   7,886,575  $  900,000  $   8,786,575
  Receivables                                         49,320,603     300,000     49,620,603
  Inventories                                         77,918,950    (930,719)    76,988,231
  Recoverable income tax                               1,916,338           -      1,916,338
  Deferred income taxes                                1,598,793           -      1,598,793
  Prepaid expenses and other assets                      250,674           -        250,674
                                                   -------------- ----------- --------------
    Total current assets                             138,891,933     269,281    139,161,214

PROPERTY AND EQUIPMENT                                37,913,248    (105,296)    37,807,952
  Less accumulated depreciation                      (12,954,681)     20,397    (12,934,284)
                                                   -------------- ----------- --------------
                                                      24,958,567     (84,899)    24,873,668

GOODWILL AND OTHER INTANGIBLES,
net of amortization                                   36,770,482    (607,541)    36,162,941

OTHER ASSETS                                           4,634,647           -      4,634,647
                                                   -------------- ----------- --------------
                                                   $ 205,255,629  $ (423,159) $ 204,832,470
                                                   ============== =========== ==============

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
  Accounts payable                                 $  18,793,073  $        -  $  18,793,073
  Accrued employee compensation and benefits           4,758,896           -      4,758,896
  Accrued interest                                     4,006,241           -      4,006,241
  Accrued expenses                                       599,065           -        599,065
  Deferred revenue                                       287,238           -        287,238
  Current maturities of long-term debt                 5,795,397           -      5,795,397
  Current maturities of capital lease obligations         29,501           -         29,501
  Revolving credit facility                           36,100,000           -     36,100,000
                                                   -------------- ----------- --------------
    Total current liabilities                         70,369,411           -     70,369,411

LONG-TERM DEBT, net of current maturities            157,118,590           -    157,118,590

CAPITAL LEASE OBLIGATIONS,
net of current maturities                                 29,401           -         29,401

OTHER LONG-TERM LIABILITIES                              229,725           -        229,725

DUE TO PARENT                                          6,425,987           -      6,425,987


STOCKHOLDER'S DEFICIT:
  Common stock, voting, authorized 50,000
  shares of $1.00 par value; issued and
  outstanding 100 shares                                     100           -            100
  Additional paid-in capital                          46,444,925           -     46,444,925
  Accumulated deficit                                (75,362,510)   (423,159)   (75,785,669)
                                                   -------------- ----------- --------------
    Total stockholder's deficit                      (28,917,485)   (423,159)   (29,340,644)
                                                   -------------- ----------- --------------

                                                   $ 205,255,629  $ (423,159) $ 204,832,470
                                                   ============== =========== ==============

See notes to unaudited pro forma balance sheet.

        NOTES TO UNAUDITED PRO FORMA BALANCE SHEET


(A) This column represents the historical cost of all of the assets sold to the University Co-operative Society attributable to the Company's two college bookstore locations serving the University of Texas in Austin. Additionally, this column records the proceeds received from the sale of the business and the net loss incurred, assuming that the sale occurred on December 31, 2000. Due primarily to the fluctuation in inventory balances between December 31, 2000 and May 11, 2001, the Company actually recognized a gain of approximately $0.2 million at the time of sale.

              Proceeds from sale of college bookstore assets:
                Cash                                            $  900,000
                Receivable                                         300,000
                                                               ------------
                  Total proceeds                                 1,200,000

              College bookstore assets sold                      1,623,159
                                                               ------------

              Loss on sale                                      $ (423,159)
                                                               ============


NEBRASKA BOOK COMPANY, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------

                                            Nebraska      College        Pro
                                              Book       Bookstores     Forma            Pro
                                          Company, Inc.   Sold (A)    Adjustments       Forma
                                          -------------  -----------  -----------    --------------
REVENUES, net of returns                  $ 210,925,690  $ 1,741,277   $ 252,854 (B) $ 209,437,267

COSTS OF SALES                              131,581,549    1,250,754     252,854 (B)   130,593,346
                                                                           9,697 (C)
                                          -------------- ------------  ----------    --------------
  Gross profit                               79,344,141      490,523      (9,697)       78,843,921

OPERATING EXPENSES:
  Selling, general and administrative        53,234,648      556,419           -        52,678,229
  Depreciation                                2,161,198       32,412           -         2,128,786
  Amortization                                8,040,166      318,330           -         7,721,836
                                          -------------- ------------  ----------    --------------
                                             63,436,012      907,161           -        62,528,851
                                          -------------- ------------  ----------    --------------

INCOME (LOSS) FROM OPERATIONS                15,908,129     (416,638)     (9,697)       16,315,070

OTHER EXPENSES (INCOME):
  Interest expense                           13,464,464            -           -        13,464,464
  Interest income                              (383,479)           -           -          (383,479)
  Other income                               (1,367,474)     (43,082)     (9,697)(C)    (1,334,089)
                                          -------------- ------------  ----------    --------------
                                             11,713,511      (43,082)     (9,697)       11,746,896
                                          -------------- ------------  ----------    --------------

INCOME (LOSS) BEFORE INCOME TAXES             4,194,618     (373,556)          -         4,568,174

INCOME TAX EXPENSE (BENEFIT)                  2,995,949      (22,091)          -         3,018,040
                                          -------------- ------------  ----------    --------------
NET INCOME (LOSS)                         $   1,198,669  $  (351,465)  $       -     $   1,550,134
                                          ============== ============  ==========    ==============


See notes to unaudited pro forma statements of operations.

NEBRASKA BOOK COMPANY, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2000
--------------------------------------------------------------------------------------------------

                                             Nebraska      College        Pro
                                               Book       Bookstores     Forma            Pro
                                            Company, Inc.  Sold (A)    Adjustments       Forma
                                            ------------ ------------  ----------     ------------
REVENUES, net of returns                   $ 265,290,230  $ 2,189,865   $ 187,401 (B) $ 263,287,766

COSTS OF SALES                               164,921,525    1,457,482     187,401 (B)   163,667,390
                                                                           15,946 (C)
                                           -------------- ------------  ----------    --------------

  Gross profit                               100,368,705      732,383     (15,946)       99,620,376

OPERATING EXPENSES:
  Selling, general and administrative         65,581,709      624,217           -        64,957,492
  Depreciation                                 3,096,013       29,737           -         3,066,276
  Amortization                                 9,319,993      347,449           -         8,972,544
                                           -------------- ------------  ----------    --------------
                                              77,997,715    1,001,403           -        76,996,312
                                           -------------- ------------  ----------    --------------

INCOME (LOSS) FROM OPERATIONS                 22,370,990     (269,020)    (15,946)       22,624,064

OTHER EXPENSES (INCOME):
  Interest expense                            17,469,487            -           -        17,469,487
  Interest income                               (355,935)           -           -          (355,935)
  Other income                                (1,478,022)     (62,854)    (15,946)(C)    (1,431,114)
                                           -------------- ------------  ----------    --------------

                                              15,635,530      (62,854)    (15,946)       15,682,438
                                           -------------- ------------  ----------    --------------

INCOME (LOSS) BEFORE INCOME TAXES              6,735,460     (206,166)          -         6,941,626

INCOME TAX EXPENSE                             4,844,744       56,513           -         4,788,231
                                           -------------- ------------  ----------    --------------

NET INCOME (LOSS)                          $   1,890,716  $  (262,679)  $       -     $   2,153,395
                                           ============== ============  ==========    ==============



See notes to unaudited pro forma statements of operations.

    NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS


(A) This column represents the historical results of operations for the nine months ended December 31, 2000 and year ended March 31, 2000 for the Company's two college bookstore locations that were sold.

(B) This adjustment records sales made from the Company's wholesale division to the two college bookstore locations that were sold. Such sales and the associated cost of sales had been eliminated in consolidation.

(C) This adjustment records commissions paid by the Company's wholesale division for wholesale textbooks purchased from the two college bookstore locations that were sold. Such commissions had been eliminated in consolidation.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 25, 2001.


                              NEBRASKA BOOK COMPANY, INC.



                              /s/ Mark W. Oppegard
                              ------------------------------------------------
                              Mark W. Oppegard
                              President, Chief Executive Officer and Director



                              /s/ Alan G. Siemek
                              ------------------------------------------------
                              Alan G. Siemek
                              Senior Vice President-Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary